UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

GRYPHON GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2010, Gryphon Gold Corporation (the “Registrant”), its wholly-owned subsidiary Borealis Mining Company (“Borealis”), Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994 (“Cavell Trust”), Hardrock Mining Company (“Hardrock”) and John W. Whitney (“Whitney”, together with Cavell Trust and Hardrock, the “Lessors”) entered into Amendment No. 3 (“Amendment No. 3”) to the Option Agreement Amendment to Mining Lease (the “Option Agreement”), dated August 22, 2008 (the “Option Agreement Effective Date”).  The Option Agreement provided the Registrant with the option, exercisable within eighteen months of the Option Agreement Effective Date (the “Option Term”), to pay a 5% reduced royalty payment to the Lessors under the mining lease, dated January 24, 1997, as amended on February 24, 1997.  The foregoing description of the Option Agreement is qualified in its entirety by reference to the Option Agreement, a copy of which is filed as Exhibit 10.18 to the Registrant’s Form 10-K filed with the SEC on June 26, 2009, and which is hereby incorporated by reference into this Item 1.01.

On February 12, 2010, the Registrant, Borealis, and the Lessors entered into Amendment No. 2 to Option Agreement Amendment to Mining Lease (“Amendment No. 2”) to, among other items, provide for the extension of the Option Term from February 22, 2010 to August 22, 2010.  The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on February 18, 2010, and which is hereby incorporated by reference into this Item 1.01.

Pursuant to Amendment No. 3, the Option Agreement was further amended to provide for the extension of the Option Term from August 22, 2010 until February 22, 2011 in consideration for the payment by Borealis to the Lessors of cash in the amount of $150,000.  The foregoing description of Amendment No. 3 is qualified in its entirety by the copy of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is hereby incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

On August 19, 2010, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the material agreement detailed in Item 1.01 above.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01                      Exhibits.

Exhibit	Description
10.1	Amendment No. 3 to Option Agreement Amendment to Mining Lease, dated August 17, 2010
99.1	Press Release dated August 19, 2010*

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION (Registrant)

Dated: August 19, 2010	By: /s/ John L. Key John L. Key Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 3 to Option Agreement Amendment to Mining Lease, dated August 17, 2010
99.1	Press Release dated August 19, 2010*

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.